Exhibit 4.1

NUMBER	INNOVATE	SHARES
BIOPHARMACEUTICALS
CUSIP 45782F 10 5

SEE REVERSE FOR
CERTAIN DEFINITIONS

INCORPORATED UNDER THE LAWS OF DELAWARE

AUTHORIZED: 350,000,000 COMMON SHARES,

$0.0001 PAR VALUE PER SHARE

THIS CERTIFIES THAT SPECIMEN

is the owner of

Fully Paid and Non-Assessable Common Stock, $0.0001 Par Value of

INNOVATE BIOPHARMACEUTICALS, INC.

transferable on the books of this Corporation in person or by attorney upon surrender of this Certificate duly endorsed or assigned. This Certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Articles of Incorporation and the Bylaws of the Corporation, as now or hereafter amended. This Certificate is not valid until countersigned by the Transfer Agent.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.

Dated:
/s/ Jay Madan	/s/ Kendyle Woodard
President	Secretary

[INNOVATE BIOPHARMACEUTICALS, INC., CORPORATE SEAL OF DELAWARE]

COUNTERSIGNED AND REGISTERED:

CORPORATE STOCK TRANSFER, INC.

TRANSFER AGENT AND REGISTRAR

By

Authorized Signature

(REVERSE SIDE)

INNOVATE BIOPHARMACEUTICALS, INC.

CORPORATE STOCK TRANSFER, INC.

TRANSFER FEE: AS REQUIRED

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as and not as tenants in common

UNIF GIFT MIN ACT _Custodian_______

(Cust) (Minor)

under Uniform Gifts to Minors Act

Act__________

(State)

Additional abbreviations may also be used though not in the above list.

PLEASE INSERT SOCIAL SECURITY OR OTHER

      IDENTIFYING NUMBER OF ASSIGNEE

FOR VALUE RECEIVED,	hereby sell, assign and transfer unto

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

Shares

of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

Attorney to transfer

the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated: _________________ 20_______

Signature: X
Signature(s) Guaranteed:
Signature: X

THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE